FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: August 6, 2002

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-C Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-87970 (Commission File Number)	95-4831541 (I.R.S. Employer Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     Attached as Exhibit 99.1 to this Current Report is a Collateral and Structural Term Sheet circulated by Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., SG Cowen Securities Corporation and The Williams Capital Group, L.P. in connection with the Registrant’s offering of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes (collectively, the “Notes”). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The offering of the Notes has been registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-87970) (the “Registration Statement”). The Collateral and Structural Term Sheet will be incorporated by reference in the Registration Statement.

     Any statement or information contained in the Collateral and Structural Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibit

Exhibit 99.1	Collateral and Structural Term Sheet.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa
	Name: Title:	Joji Tagawa Treasurer

Date: August 7, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Collateral and Structural Term Sheet